Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of BCP Summit Holdings L.P., BFIP Summit Holdings L.P., BCP Summit Holdings GP L.L.C., BFIP Summit Holdings GP L.L.C. Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P., Blackstone Family Investment Partnership VI-ESC L.P., Blackstone Eagle Principal Transaction Partners L.P., GSO COF Facility LLC, Blackstone Management Associates VI L.L.C., BMA VI L.L.C., BCP VI Side-by-Side GP L.L.C., GSO Capital Partners LP, GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings I/II GP L.L.C., Blackstone Holdings III L.P., Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management L.L.C., The Blackstone Group Inc., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Change Healthcare Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 16th day of February 2021.

BCP SUMMIT HOLDINGS L.P.

By:	BCP Summit Holdings GP L.L.C., its general partner
By:	Blackstone Management Associates VI
L.L.C., its general partner
By:	BMA VI L.L.C, its sole member
By:	Blackstone Holdings III L.P., its managing member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi

Name:	Tabea Y. Hsi
Title:	Senior Managing Director

BFIP SUMMIT HOLDINGS L.P.
By:	BFIP Summit Holdings GP L.L.C., its general partner
By:	BCP VI Side-by-Side GP L.L.C., its sole
Member
By:	Blackstone Holdings III L.P., its sole member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi

Name: Tabea Y. Hsi
Title: Senior Managing Director

BCP SUMMIT HOLDINGS GP L.L.C.

By:	Blackstone Management Associates VI
L.L.C., its general partner
By:	BMA VI L.L.C, its sole member
By:	Blackstone Holdings III L.P., its managing member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi

Name: Tabea Y. Hsi
Title: Senior Managing Director

BFIP SUMMIT HOLDINGS GP L.L.C.

By:	BCP VI Side-by-Side GP L.L.C., its sole
Member
By:	Blackstone Holdings III L.P., its sole member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi

Name: Tabea Y. Hsi
Title: Senior Managing Director

BLACKSTONE CAPITAL PARTNERS VI L.P.

By:	Blackstone Management Associates VI
L.L.C., its general partner
By:	BMA VI L.L.C, its sole member
By: Blackstone Holdings III L.P., its managing member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi

Name: Tabea Y. Hsi
Title: Senior Managing Director

BLACKSTONE EAGLE PRINCIPAL
TRANSACTION PARTNERS L.P.

By: Blackstone Management Associates VI L.L.C., its general partner
By:	BMA VI L.L.C, its sole member
By: Blackstone Holdings III L.P., its managing member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi

Name: Tabea Y. Hsi
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT
PARTNERSHIP VI L.P.

By: BCP VI Side-by-Side GP L.L.C., its general partner
By:	Blackstone Holdings III L.P., its sole member
By: Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi

Name: Tabea Y. Hsi
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT
PARTNERSHIP VI-ESC L.P.
By:	BCP VI Side-by-Side GP L.L.C., its general partner
By:	Blackstone Holdings III L.P., its sole member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name:	Tabea Y. Hsi
Title:	Senior Managing Director

GSO COF FACILITY LLC
By:	Blackstone Alternative Credit Advisors
LP, as collateral manager

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

BLACKSTONE MANAGEMENT
ASSOCIATES VI L.L.C.
By:	BMA VI L.L.C, its sole member
By:	BMA VI L.L.C, its sole member
By:	Blackstone Holdings III L.P., its managing member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name:	Tabea Y. Hsi
Title:	Senior Managing Director

BMA VI L.L.C.
By:	BMA VI L.L.C, its sole member
By:	Blackstone Holdings III L.P., its managing member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name:	Tabea Y. Hsi
Title:	Senior Managing Director
Title:	Chief Legal Officer

BCP VI SIDE-BY-SIDE GP L.L.C.
By:	Blackstone Holdings III L.P., its sole member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name:	Tabea Y. Hsi
Title:	Senior Managing Director

BLACKSTONE ALTERNATIVE CREDIT
ADVISORS LP

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO ADVISOR HOLDINGS L.L.C.
By:	Blackstone Holdings I L.P., its sole member
By:	Blackstone Holdings I/II GP L.L.C., its general partner
By:	The Blackstone Group Inc., its sole member

By:	/s/ Tabea Y. Hsi
Name:	Tabea Y. Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS I L.P.
By:	Blackstone Holdings I/II GP L.L.C., its general partner
By:	The Blackstone Group Inc., its sole member

By:	/s/ Tabea Y. Hsi
Name:	Tabea Y. Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS I/II GP
L.L.C.
By:	The Blackstone Group Inc., its sole member

By:	/s/ Tabea Y. Hsi
Name:	Tabea Y. Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Senior Managing Director

THE BLACKSTONE GROUP INC.

By:	/s/Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Senior Managing Director

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[Change Healthcare Inc. – Joint Filing Agreement]